EXHIBIT 10.4
EXECUTION COPY

AMENDMENT NO. 1
to
SHAREHOLDER AGREEMENT
between
TIME WARNER INC.
and
TIME WARNER CABLE INC.
Dated as of May 20, 2008

     AMENDMENT NO. 1 (this “Amendment”), dated as of May 20, 2008, to SHAREHOLDER AGREEMENT (the “Shareholder Agreement”), dated April 20, 2005, between TIME WARNER INC., a Delaware corporation (“TWX”), and TIME WARNER CABLE INC., a Delaware corporation (the “Company”).
          WHEREAS TWX and the Company have previously entered into the Shareholder Agreement;
          WHEREAS concurrently with or prior to the execution of this Amendment, in connection with the contemplated separation of TWX and the Company, TWX, the Company, Time Warner Entertainment Company, L.P, TW NY Cable Holding Inc., Warner Communications Inc., Historic TW Inc. and American Television and Communications Corporation are entering into the Separation Agreement; and
          WHEREAS TWX and the Company desire to terminate the Shareholder Agreement.
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged by this Amendment, TWX and the Company, for themselves, their successors and assigns, agree as follows:
          SECTION 1.01. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Shareholder Agreement.
          SECTION 1.02. Termination of Shareholder Agreement.
          (a) Effective on the Separation Date, as defined in the Separation Agreement (the “Termination Date”), the parties hereby terminate the Shareholder Agreement in its entirety and release, waive and discharge all rights, benefits, liabilities and obligations thereunder, including with respect to any breach or alleged breach thereof on or prior to the Termination Date. As of the Termination Date, each and every provision of the Shareholder Agreement (including any provision thereof that purports to survive termination) shall be of no further force and effect.
          (b) If the Separation Agreement is terminated prior to the Separation Date, this Amendment shall automatically terminate.
          SECTION 1.03. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF THE STATE OF NEW YORK.
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          IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized representatives.

TIME WARNER INC.,
by	/s/ John K. Martin, Jr.
	Name:	John K. Martin, Jr.
	Title:	Executive Vice President & Chief Financial Officer

TIME WARNER CABLE INC.,
by	/s/ Robert D. Marcus
	Name:	Robert D. Marcus
	Title:	Senior Executive Vice President & Chief Financial Officer

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